                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  Evans, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                     EVANS

                   Notice of Special Meeting of Stockholders
                          To Be Held December 8, 1998

To the Stockholders of Evans, Inc.:

     On behalf of the Board of Directors, you are cordially invited to attend a Special Meeting of Stockholders of Evans, Inc. to be held at 9:00 a.m., Central Standard Time, on December 8, 1998 at 36 S. State St., Ste. 1100, Chicago, Illinois 60603.

  1. To approve an amendment to the Company's Restated Certificate of Incorporation to effect a one-for-three reverse stock split of the Common Stock, to reduce the authorized Preferred Stock, par value $1.00 per share from 3,000,000 shares to 1,000,000 shares and to reduce the authorized Common Stock, par value $0.20 per share from 8,000,000 shares to 3,000,000 shares.

  2. To consider and transact such other matters as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on October 15, 1998 are entitled to notice of and to vote at the meeting or any adjournments thereof. A list of such stockholders will be kept at the office of the Secretary at 36 South State Street, Chicago, Illinois, during the ten days prior to the meeting.

                         By Order of the Board of Directors,

                                  Samuel B. Garber
                                  Vice President,
                           General Counsel and Secretary

Chicago, Illinois
November 3, 1998

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED SELF-ADDRESSED POSTAGE-PAID ENVELOPE REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

                                     EVANS

                             36 SOUTH STATE STREET
                            CHICAGO, ILLINOIS 60603

                                Proxy Statement
                                      for
                        Special Meeting of Stockholders
                                December 8, 1998

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Evans, Inc. (the "Company") of proxies for use at the Special Meeting of Stockholders of the Company to be held at 36 S. State St., Ste. 1100, Chicago, Illinois 60603 on Tuesday, December 8, 1998 at 9:00 a.m. Central Standard Time for the purposes set forth in the Notice of Special Meeting of Stockholders. The approximate mailing date of this material is November 3, 1998.

     Shares represented by valid proxies in the form enclosed which are received prior to the Special Meeting will be voted in accordance with the directions contained therein. Any proxy returned without specification as to any matter will be voted in accordance with the recommendation of the Board of Directors. A stockholder who attends the Meeting may vote in person rather than by proxy if he so desires. A stockholder may revoke his proxy at any time before it is exercised.

VOTING SECURITIES

     The close of business on October 15, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. On such date, the Company had outstanding 5,199,845 shares of Common Stock (not including 1,133,590 shares held in its treasury), each of which is entitled to one vote on all matters voted upon at the Special Meeting. Under Section 216 of the Delaware General Corporation Law and the Company's By-laws, a majority of the shares of the Company's Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. In all matters, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter shall be the act of the shareholders. Abstentions are treated as votes against a proposal and broker non-votes have no effect on the vote. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     The Board of Directors is not aware of any matters that will come before the Meeting other than as described above. However, if such matters are presented, the named proxies will, in the absence of instructions to the contrary, vote such proxies in accordance with the judgment of such named proxies with respect to any such other matter properly coming before the meeting.

PRINCIPAL STOCKHOLDERS

     The following table sets forth the Common Stock of the Company owned as of October 15, 1998 by persons who were known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock.

                                                  Amount of
      Name and Address                            Beneficial
     of Beneficial Owner                          Ownership        Percent
     -------------------                          ---------        -------
D.B. Meltzer..................................   1,071,720(1)        20.7
 36 South State Street
 Chicago, IL 60603

Dimensional Fund Advisors, Ltd. ..............     476,400(2)         9.2
 1299 Ocean Avenue
 Santa Monica, CA 90401

-------------
(1) Including (a) 160,200 shares held in trust for benefit of Mr. Meltzer, with the trustee and Mr. Meltzer having shared voting and investment power and
    (b) an option to acquire 40,000 shares.

(2) As reported in Schedule 13D filed by said firm on May 14, 1998 with the Securities and Exchange Commission which report reflects sole voting power as to 133,400 shares, shared voting power as to 383,854 shares, sole dispositive power as to 383,854 shares and shared dispositive power as to 294,957 shares.

               PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
                        TO EFFECT A REVERSE STOCK SPLIT
General


     The Board of Directors of the Company has adopted subject to stockholder approval, a resolution proposing that the Company amend its Restated Certificate of Incorporation to reduce the outstanding number of shares of Common Stock and Preferred Stock and effect a reverse stock split (the "Reverse Stock Split") pursuant to which each four shares of Common Stock ("Old Common Stock") will become one share of the Company's then outstanding common stock ("New Common Stock").

     The Restated Certificate of Incorporation presently authorizes 8,000,000 shares of Common Stock, of which 5,199,845 shares were issued and outstanding on the Record Date and 3,000,000 shares of Preferred Stock, none of which is outstanding. In addition, as of the Record Date, shares of Common Stock were subject to issuance upon exercise of outstanding warrants and options.

Purposes of the Reverse Stock Split

     From 1973 the Company's Common Stock traded on the NASDAQ National market. On May 29, 1998, NASDAQ notified the Company that it must initiate final delisting proceedings since the Company was in non-compliance with the new market value of public float requirements pursuant to NASD marketplace rule 4450(a)(2) which became effective on February 23, 1998. With such rule the Company was required to have a market value of public float in the amount of $5,000,000 for continued listing. The Company elected to receive an expedited, written hearing at no prejudice to its rights for further review under Rule 4800. Subsequently on June 3, 1998 NASDAQ notified the Company that Evans Common Stock had failed to maintain a closing bid price of greater than or equal to $1.00 in accordance with marketplace rule 4450(a)(5) during the last thirty consecutive days. NASDAQ recognized that this might be a temporary situation, and no delisting action with respect to the bid price deficiency was initiated at that time. Instead the Company was provided ninety calendar days in which to regain compliance with marketplace rule 4450(a)(5). During this ninety day period the closing bid price of the Company's Common Stock closed equal to or greater than $1.00 for ten consecutive trading days. However, subsequently the Company's Common Stock has traded below the required $1.00 minimum closing bid price. On June 2, 1998 the Company notified NASDAQ that it had elected to receive an expedited, written hearing with no prejudice to its rights for further review under rule 4800. Prior to June 19, 1998 the Company submitted written material supporting its argument in favor of its continued listing on NASDAQ National Market. On July 6, 1998 supplementary material was submitted to NASDAQ indicating that Peter Cundill & Associates (Bermuda), Ltd., which was the beneficial owner of 13.4% of the Company's Common Stock as of June 1, 1998 as shown in Evans 1998 Proxy Statement in connection with the notice of the 1998 Annual Meeting of Stockholders, filed a 13D with the Securities and Exchange Commission indicating that it now owned beneficially less than 10% of the Company's outstanding Common Stock. Accordingly Peter Cundill & Associates (Bermuda), Ltd., stock ownership in Evans would then be computed in determining public float. On August 3, 1998, NASDAQ informed the Company that it failed to meet the market value of public float requirement and failed to gain compliance after being granted a ninety day grace period which expired on May 28, 1998. Accordingly a NASDAQ panel determined to move the Company's securities to The NASDAQ SmallCap Market effective with the close of business August 12, 1998. The Company then asked that such decision be reviewed by a new Listing Qualifications Panel. This hearing was held in Washington D. C. on September 11, 1998. Subsequently the Company notified NASDAQ that in order to comply with all criteria for continued listings on The NASDAQ SmallCap Market it would propose to shareholders to effect a Reverse Stock Split.

      On October 20, 1998 the NASDAQ Listing Qualifications Panel ("Panel") determined to move the Company's listing to The NASDAQ SmallCap Market Pursuant to the following exception. On or before December 14, 1998 the Company must effectuate a Reverse Stock Split sufficient to bring it into compliance with the $1.00 minimum bid price requirement for continued listing on The NASDAQ SmallCap Market; therefore, the closing bid price must meet or exceed $1.00 per share for a minimum of the next ten consecutive trading days. In order to fully comply with this exception, the Company must be able to demonstrate compliance with all requirements for continued listing on The NASDAQ SmallCap Market. In the event the Company fails to meet any of the terms of this exception, the Company's securities will be delisted from The NASDAQ Stock Market.

     In view of the Panel's determination the Company's Board of Directors has approved a Reverse Stock Split as a means to increase the bid price of the Common Stock by reducing the total number of outstanding shares. The closing bid price of the Common Stock as reported on The NASDAQ SmallCap Market on November ______________, 1998, the last trading day prior to the date of this Proxy Statement was $______. The Board of Directors believes that if the bid price of the Common Stock remains above $1.00, the Common Stock will be eligible for listing on The NASDAQ SmallCap Market. However, there can be no assurance that, even if the Reverse Stock Split is effective, the Common Stock will continue to remain eligible for listing on The NASDAQ SmallCap Market.

     If the Common Stock is not listed on NASDAQ, trading, if any, in the Common stock would thereafter be conducted in the non-NASDAQ over-the-counter market in the so-called "pink sheets" or the NASD's "Electronic Bulletin Board." Consequently, the liquidity of the Company's securities could be impaired, not only in the number of shares of Common Stock that would be bought and sold, but also through delays in the timing of transactions, reduction in security analyst coverage of the Company and lower prices for the Common Stock than might otherwise be attained. Consequently, investors could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of the Company's Common stock. In addition, delisting could result, in certain circumstances, in the Common Stock becoming characterized as a low-priced or "penny" stock. In such event, the market liquidity for the Company's securities could be severely affected as the Common Stock would be subject to compliance with The Securities Enforcement and Penny Stock Reform Act of 1990. The regulations governing low-priced, so-called "penny" stocks could limit the ability of broker-dealers to sell the Company's Common Stock and, in turn, the ability of stockholders to sell their Common Stock.

     The Board of Directors also believes that the current low per share price of the Common Stock has had a negative effect on the price and marketability of existing shares and the amount and percentage (relative to share price) of transaction costs paid by individual stockholders. Reasons for these effects include internal policies of certain institutional investors which prevent the purchase of low-priced stocks, the fact that many brokerage houses do not permit low-priced stocks to be used as collateral for margin accounts or to be purchased on margin and a variety of brokerage house policies and practices which tend to discourage individual brokers within those firms from dealing in low-priced stocks.

     In addition, since brokers' commissions on the low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the Common Stock can result in individual stockholders, paying transaction costs which are a higher percentage of the share price than would be the case if the share price were substantially higher. The Board of Directors also believes that this fact limits the willingness of certain institutional investors to purchase the Common Stock. The Board of Directors believes that the proposed Reverse Stock Split will enhance the Company's flexibility in the future for financing and capitalization needs. There can, however, be no assurance that any of the foregoing effects will occur. THERE CAN BE NO ASSURANCE THAT THE TOTAL MARKET CAPITALIZATION OF THE COMMON STOCK AFTER THE PROPOSED REVERSE STOCK SPLIT WILL BE EQUAL TO THE TOTAL MARKET CAPITALIZATION BEFORE THE PROPOSED REVERSE STOCK SPLIT OR THAT THE MARKET PRICE FOLLOWING THE REVERSE STOCK SPLIT WILL EITHER EXCEED OR REMAIN IN EXCESS OF THE CURRENT MARKET PRICE.

Effectiveness of the Reverse Stock Split

     If the Reverse Stock Split is approved by the stockholders, the Reverse Stock Split would become effective at such time as the Company files the Certificate of Amendment with the Secretary of State of Delaware (the "Effective Date"). Even if the Reverse Stock Split is approved by the stockholders, it is within the discretion of the Board of Directors to not carry out the Reverse Stock Split. Upon the filing of the Amendment, all of the Old Common Stock will be converted into New Common Stock as set forth in the Certificate of Amendment. The number of shares of New Common Stock will be rounded up to the nearest whole share as fractional shares will not be issued. From and after the Effective Date, certificates representing shares of Old Common Stock shall be deemed to represent only the right to receive shares of New Common Stock to which an individual stockholder is entitled.

Certificates and Fractional Shares

     As soon as practicable after the Effective Date, the Company will request all stockholders to return their stock certificates representing issued shares of Old Common Stock outstanding on the Effective Date ("Old Certificates") in exchange for certificates representing the number of whole shares of New Common Stock into which the shares of Common Stock have been converted ("New Certificates") as a result of the Reverse Stock Split. Each stockholder will receive a letter of transmittal from the Company's transfer agent, Harris Trust and Savings Bank ( the "Transfer Agent"), containing instructions on how to exchange certificates. STOCKHOLDERS SHOULD NOT SUBMIT THEIR OLD CERTIFICATES TO THE TRANSFER AGENT UNTIL THEY RECEIVE THESE INSTRUCTIONS. In order to receive New Certificates, stockholders must surrender their Old Certificates pursuant to the Transfer Agent's instructions, together with the properly executed and completed letter of transmittal and such evidence of ownership of such shares as the Company may require.

     Beginning with the Effective Date, each Old Certificate until surrendered and exchanged as described above, will be deemed for all corporate purposes to evidence ownership of the whole number of shares of the Common Stock into which the shares evidenced by such Old Certificates have been amended.

     No fractional shares of New Common Stock will be issued as a result of the Reverse Stock Split. In lieu of receiving fractional shares, stockholders who hold a number of shares not evenly divisible immediately prior to the Reverse Stock Split will be entitled to receive a whole share of New Common Stock for any fractional share at no additional cost. The number of shares of New Common Stock to be issued in connection with rounding up such fractional interests is not expected by management of the Company to be material.

Certain Effects of the Reverse Stock Split

     The principal effect of the Reverse Stock Split will be to decrease the number of shares of Common Stock outstanding from 5,199,845 to approximately 1,299,962 before giving effect to the rounding up of fractional shares referred to above. In addition, the Board of Directors will take appropriate action to proportionately adjust the number of Common Shares issuable upon exercise of outstanding warrants and options, and to adjust the related exercise price, to reflect the Reverse Stock Split. As a result, following the Effective Date, the number of Common Shares issuable upon the exercise of outstanding warrants will be reduced from 100,000 shares to 25,000 shares. The authorized number of shares of Common Stock will be reduced to 3,000,000 shares and the authorized number of Preferred Shares will be reduced to 1,000,000.

     The shares of New Common Stock will be fully paid and non-assessable. The relative voting and other rights of holders of the New Common Stock will not be altered by the Reverse Stock Split. The Company does not anticipate that the Reverse Stock Split will result in any material reduction in the number of holders of Common Stock. Certain stockholders' Post-reverse Stock Split holdings may include an "odd lot" number of shares. In general, it is somewhat more difficult to purchase or sell an odd lot number of shares, and transactions in odd lots are subject to higher commissions and other transaction costs applicable to so-called round lots.

     The Reverse Stock Split will not change the par value of shares of Common Stock. However, under applicable Delaware law, the total capital of the Company will not be reduced as a result of the Reverse Stock Split, even though the aggregate par value of all issued and outstanding shares will be reduced to one-third of the aggregate par value prior to the Reverse Stock Split. Accordingly, the Reverse Stock Split will not change surplus available for dividends.

Certain Federal Income Tax Consequences

     The following description of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of the Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., nonresident aliens, broker-dealers, or insurance companies). Stockholders are urged to consult their own tax advisors to determine the particular tax consequences to them.

     The Company has not sought and will not seek a ruling from the Internal Revenue Service or opinion of counsel regarding the federal income tax consequences of the Reverse Stock Split. However, the Company believes that because the Reverse Stock Split is not part of a plan to periodically increase a stockholders proportionate interest in the assets or earnings and profits of the Company, the Reverse Stock Split will have the following effects:

     The amendment of shares of Old Common Stock to become shares of New Common Stock should not result in recognition of gain or loss (except in the case of the portion of whole share of New Common Stock attributable to the rounding up to the nearest whole number of share of New Common Stock in lieu of fractional shares as described above). The holding period for the shares and portions of shares of New Common Stock will include the stockholder's holding period for its shares of Old

Common Stock, provided that the shares of Old Common Stock were held as a capital asset. The portion of the shares of New Common Stock attributable to rounding up for fractional shares will have a holding period commencing on the Effective Date. The adjusted basis of the shares of New Common Stock will be the same as the adjusted basis of the shares of Old Common Stock, increased by the income or gain attributable to the rounding up to a whole number of shares as described herein. Shares of New Common Stock attributable to the rounding up to the nearest whole number of shares will be treated for tax purposes as if the fractional shares constitute a disproportionate dividend distribution. Such stockholders should generally recognize ordinary income to the extent of earnings and profits of the Company allocated to the portion of each share of New Common Stock attributable to the rounding up process, and the remainder of the gain, if any, shall be treated as received from the exchange of property.

Miscellaneous

     The Board of Directors may abandon the proposed Reverse Stock Split at any time before or after the Meeting and prior to the filing of the Amendment related thereto if for any reason the Board of Directors deems it advisable to do so. In addition, the Board of Directors may make any and all changes to the applicable Amendment that it deems necessary to file the Amendment with the Delaware Secretary of State and give effect to the Reverse Stock Split.

Recommendation and Vote

     Assuming the presence of a quorum, the proposal to amend the Company's Restated Certificate of Incorporation to effect the Reverse Stock Split requires the approval by the holders of a majority of the outstanding shares of Common Stock. Proxies will be voted for or against such approval in accordance with specifications marked thereon and, if no specification is made, will be voted FOR such approval.

     The Board of Directors recommends a vote FOR the approval of the proposal to amend the Company's Restated Certificate of Incorporation to effect the Reverse Stock Split, the reduction of authorized shares of Common Stock and the reduction of authorized shares of Preferred Stock.

Other Matters

     Management knows of no other matters which may be brought before the Special Meeting. However, if any other matter is presented to the Meeting on which a vote properly may be taken, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment.

     The enclosed proxy is solicited by the Board of Directors of the Company. The cost of solicitation will be borne by the Company. In addition to the solicitation of proxies by mail, directors, officers or employees of the Company may solicit proxies personally or by telephone or telegraph, and the Company may request persons holding stock in their names or names of their nominees to obtain proxies from and send proxy material to their principals and will reimburse such persons for their expenses in doing so.

     To help assure a quorum at the Special Meeting, please sign and mail the enclosed proxy promptly in the envelope provided. The signing of the proxy will not prevent your attending the Meeting and voting in person, should you desire. All stockholders are cordially invited to attend the Meeting.

                       By Order of the Board of Directors

                                Samuel B. Garber
                                 Vice President
                         General Counsel and Secretary

Chicago, Illinois
November 3, 1998

                                                                 APPENDIX A
                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  EVANS, INC.

The undersigned, President and Secretary of Evans, Inc., a Delaware corporation (the "Corporation"), do hereby certify as follows:

     1. The Board of Directors of EVANS, Inc. duly adopted a resolution, in accordance with Section 242 of the General Corporation Law of the State of Delaware, to amend the Restated Certificate of Incorporation of EVANS, INC. to decrease the authorized shares of Common Stock from 8,000,000 shares to 3,000,000 shares, and the Preferred Stock from 3,000,000 shares to 1,000,000 shares and declaring the advisability thereof.

     2. At the Special Meeting of Stockholders held on December 8, 1998, duly called and held in accordance with the provisions of Section 222 of the General Corporation Law of the State of Delaware, a majority of the shares of the outstanding stock entitled to vote thereon, was voted in favor of such amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.

          1. Article FOURTH of the Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

     FOURTH: The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue is four million (4,000,000) shares, of which one million (1,000,000) shares shall be Preferred Stock, par value $1.00 per share, issuable in one or more series, and three million (3,000,000) shares shall be Common Stock, par value $0.20 per share.

     IN WITNESS WHEREOF, we have signed this Certificate as of December  , 1998.

                                      EVANS, INC.

                      By:______________________________________
                                   Robert K. Meltzer
                         President and Chief Executive Officer
ATTEST:


_______________________
  Samuel B. Garber
   Secretary

         --                                                        --



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^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^
PROXY                                                                     PROXY
                                  EVANS, INC.

     PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 8, 1998

 The undersigned hereby appoints D.B. Meltzer and Harold Sussman, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of EVANS, INC., held of record by the undersigned on October 15, 1998 at the Special Meeting of Stockholders of Evans, Inc. scheduled to be held at the Company's offices located at 36 South State Street, Suite 1100, Chicago, Illinois, on Tuesday, December 8, 1998 at 9:00 a.m., Central Standard Time, and at any adjournment thereof.

 This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for proposal 1.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

                 (Continued, and to be dated and signed, over)
                           ^ FOLD AND DETACH HERE ^^

                               EVANS, INC.
                   PLEASE MARK VOTE IN OVAL IN THE
                   FOLLOWING MANNER USING DARK INK
                   ONLY.
                                                        0
                                                        I
                                                        0
         --                                                        --



^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^
^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^
^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^
^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

                                      For
                                       0

                                    Against
                                       0

                                    Abstain
0
1. Approval and adoption of an amendment to the Company's Restated Certificate of Incorporation to effect a one-for-four Reverse Stock Split of the Common Stock, reduce the authorized Preferred Stock from 3,000,000 shares to
1,000,000 shares and to reduce the authorized Common Stock from 8,000,000 shares to 3,000,000 shares.
Dated: _________________________________________________________________ , 1998
_______________________________________________________________________________
-------------------------------------------------------------------------------
(PLEASE SIGN YOUR NAME EXACTLY AS SHOWN TO THE LEFT. JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE WHEN SIGN-ING.)

                      PLEASE MARK, SIGN, DATE AND RETURN
                      THE PROXY IN THE ENCLOSED ENVELOPE
                           ^ FOLD AND DETACH HERE ^^